UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2016

MICROSEMI CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Enterprise, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 380-6100
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
On January 19, 2016, Microsemi Corporation, a Delaware corporation (“Microsemi”) filed a Current Report on Form 8-K (the “initial Form 8-K”) to, among other things, report under Item 2.01 that Microsemi had completed its acquisition of PMC-Sierra, Inc., a Delaware corporation (“PMC”) from the stockholders and other equity holders of PMC (the “Acquisition”). This Current Report on Form 8-K/A amends the initial Form 8-K solely to indicate the anticipated timing of filing any financial statements or pro forma information required pursuant to Item 9.01.
Item 9.01 Financial Statement and Exhibits
Item 9.01 is hereby amended and supplemented by adding the following text at the beginning of Item 9.01:
(a) Financial Statements of Business Acquired
Microsemi intends to file any financial statements that may be required by Item 9.01(a) of Form 8-K with respect to the Acquisition within 71 calendar days after the date that the initial Form 8-K was required to be filed pursuant to Item 9.01(a)(4) of Form 8-K.
(b) Pro Forma Financial Information
Microsemi intends to file the pro forma financial information required by Item 9.01(b) of Form 8-K with respect to the Acquisition within 71 calendar days after the date that the initial Form 8-K was required to be filed pursuant to Item 9.01(b)(2) of Form 8-K

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microsemi Corporation

By	/s/ John W. Hohener
John W. Hohener
Executive Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial and Accounting Officer and duly authorized to sign on behalf of the Registrant)
Date: January 19, 2016